UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

INTELGENX TECHNOLOGIES CORP.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

March 05, 2014

Dear Shareholder:

                     You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “Meeting”) of IntelGenx Technologies Corp., which will be held at 10:00 a.m. Eastern Time, on Wednesday, May 7, 2014, at the NOVOTEL, 2599 Boulevard Alfred Nobel, Ville St. Laurent, Québec, H4S2G1, Canada. Details of the business to be conducted at the Meeting is provided in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company’s 2013 Annual Report. We encourage you to read the Annual Report. It includes information on the Company’s operations, markets and products, as well as the Company’s audited financial statements.

                     Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by internet, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

                     I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

/s/ Horst. G. Zerbe
Horst G. Zerbe
Chairman of the Board

INTELGENX TECHNOLOGIES CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2013

To the Shareholders of IntelGenx Technologies Corp.:

                     NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders (the “Meeting”) of IntelGenx Technologies Corp., a Delaware corporation (“IntelGenx” or the “Company”), will be held at 10:00 a.m. Eastern Time on Wednesday, May 7, 2014, at the NOVOTEL, 2599 Boulevard Alfred Nobel Ville St. Laurent, Québec, H4S2G1, Canada for the following purposes:

                     1.                      To elect six directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified;

                     2.                      To ratify the appointment of Richter LLP as the Company's Independent Registered Public Accountants for the 2014 fiscal year; and

                     3.                      To vote on executive compensation; and

                     4.                      To consider and transact such other business as may properly come before the Meeting and any adjournments thereof.

                     The foregoing items are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

                     The Board of Directors has fixed the close of business on March 8, 2014 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

Dated: March 8, 2014	By Order of the Board of Directors,

/s/ Ingrid Zerbe
Ingrid Zerbe
Corporate Secretary

PLEASE PROMPTLY VOTE OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

                     It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised, and the giving of a proxy will not affect your right to vote in person if you attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN.

INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

PROXY STATEMENT

2014 ANNUAL MEETING OF SHAREHOLDERS

May 7, 2014

Introduction

                     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of IntelGenx Technologies Corp. (the “Company”) for use at the Company's Annual Meeting of Shareholders to be held on May 7, 2014, and at any adjournment thereof (the “Meeting”). Further, solicitation of proxies may be made personally, or facsimile, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such.

                     Only shareholders of record (each a “Shareholder” and collectively, the “Shareholders”) at the close of business on March 8, 2014 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 62,600,656 shares of the Company's common stock (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (each a “Proposal” and collectively the “Proposals”) described herein. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

                     The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of each of the three proposals presented herein requires the vote of a majority of the shares of Common Stock present or represented by proxy and voting at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the Secretary of the Company who will act as inspector of elections and who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal.

                     The Board of Directors of the Company (the “Board”) has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote “FOR” each of the Proposals.

                     Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “2013Fiscal Year”) including the audited financial statements set forth therein, which are incorporated by reference into this Proxy Statement and made a part hereof, are being mailed or sent electronically concurrently herewith to all Shareholders of record at the close of business on March 8, 2014.

                     This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first mailed to the Shareholders on or about March 11, 2014.

The date of this Proxy Statement is March 8, 2014.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1. WHAT IS A PROXY?

                     It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Dr. Horst Zerbe, Chairman of the Board, has been designated as a proxy for the 2014 Annual Meeting of Shareholders.

2. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

                     The record date for the 2014 Annual Meeting of Shareholders is March 8, 2014. The record date is established by the Company as required by Delaware law and our By-laws. Shareholders of record (registered shareholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

                     If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered shareholder.

                     If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 12 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a)	Vote By Internet

All shareholders of record can vote by Internet as instructed on the proxy card.

(b)	In Writing:

All shareholders of record can vote by mailing in their completed proxy card (in the case of registered shareholders) or their completed vote instruction form (in the case of street name holders).

(c)	In Person:

All shareholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5. HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to our Secretary;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

                     When voting on the election of director nominees to serve until the 2015 Annual Meeting of Shareholders, shareholders may:

(a)	vote in favor of all nominees;

(b)	vote to withhold votes as to all nominees; or

(c)	withhold votes as to specific nominees.

                     Directors will be elected by a plurality of the votes cast. Our Board recommends a vote “FOR” all of the nominees.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF RICHTER LLP, AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

                     When voting on the ratification of the selection of Richter LLP as our independent registered public accounting firm, shareholders may:

(a)	vote in favor of the ratification;

(b)	vote against the ratification; or

(c)	abstain from voting on the ratification.

                     The selection of the independent registered public accounting firm will be ratified if the votes cast “FOR” are a majority of the votes present at the meeting. The Board recommends a vote “FOR” this proposal.

8. WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

                     Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned or submitted by e-mail will be voted FOR the election of all director nominees, and FOR the proposal to ratify the selection of Richter LLP.

9. WHO IS ENTITLED TO VOTE?

                     You may vote if you owned stock as of the close of business on March 8, 2014. Each share of our common stock is entitled to one (1) vote.

10. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

                     It means that your shares are registered differently or that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent for the Proxy Service is Philadelphia Stock Transfer, Inc. 2320 Haverford Rd., Suite 230, Ardmore, PA 19003, Tel. 484-416-3124.

11. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

                     If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

                     Brokerage firms, banks and other nominees may vote customers' un-voted shares on “routine” matters. Generally, a broker may not vote a customer's un-voted shares on non-routine matters without instructions from the customer and must instead submit a “broker non-vote.” A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved. At the meeting, the election of directors is a non-routine matter and the verification of the auditors is a routine matter.

12. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

                     Broker non-votes will not be included in vote totals and will not affect the outcome of the vote for directors. In matters other than the elections of directors, abstentions and broker non-votes have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to shareholders.

13. HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

                     To hold the meeting and conduct business, one-third of our outstanding voting shares as of March 8, 2013 must be present or represented by proxy at the meeting. On this date, a total of 62,600,656 shares of our common stock were outstanding and entitled to vote. Shares representing one-third must be present. This is called a quorum.

                     Votes are counted as present at the meeting if the shareholder either:

(a)	Is present and votes in person at the meeting; or

(b)	Has properly voted by Internet or submitted a proxy card.

14. WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

                     We will announce preliminary voting results at the annual meeting and publish final results on a current report filed on Form 8-K within four business days of the end of the meeting.

15. UNDER WHAT CIRCUMSTANCES WOULD THE ANNUAL MEETING BE ADJOURNED?

                     The annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum.

                     Any adjournment may be made without notice, other than by an announcement made at the annual meeting, by the affirmative vote of a majority of the voting shares present in person or by properly executed proxy at the annual meeting.

16. WHO CAN HELP ANSWER YOUR QUESTIONS

                     If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9
Telephone: 514-331-7440
Facsimile: 514-331-0436
Email: ingrid@intelgenx.com
Attention: Ingrid Zerbe

IMPORTANT NOTICE REGUARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO
BE HELD ON MAY 7, 2014:
This proxy statement and the Annual Report
on Form 10-K for the fiscal year ended
December 31, 2013 are available at
www.pstvote.com/intelgenx2014

PROPOSAL 1

ELECTION OF DIRECTORS

General

                     Six directors are to be elected to the Company’s Board of Directors at the Meeting to hold office until the next annual meeting or until their successors are elected. Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. The following schedule sets forth certain information concerning the nominees for election as directors. Each of the six directors has been previously elected by our shareholders; Rajiv Khosla was elected as a director in 2012.

                     In the event the nominees are unable or unwilling to serve as directors at the time of the Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced pursuant to an action by the Board of Directors in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS LISTED BELOW.

                     Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Director since
Horst G. Zerbe, Ph.D.	2006
J. Bernard Boudreau	2006
John (Ian) Troup	2008
Bernd J. Melchers	2009
John Marinucci	2010
Rajiv Khosla, Ph.D.	2014

DIRECTORS AND EXECUTIVE OFFICERS

                     The following table sets forth certain information as of March 08, 2014 concerning the directors and officers. The biographies of each of the director nominees below contain information regarding the individual’s service as a director, business experience, director positions held currently or at any time during the last ten years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

Name	Age	Position	Position since
Rajiv Khosla	52	President and Chief Executive Officer,	January 2014
		Director	March 2014
Paul A. Simmons	52	Chief Financial Officer	September
			2008
Horst G. Zerbe	67	Director, Chairman of the Board	April 2006

J. Bernard	69	Director	June 2006
Boudreau(1) (2)		Vice Chairman of the Board	March 2014
Ian Troup (2)	71	Director	May 2008

Bernd J. Melchers (1)	62	Director	April 2009

John Marinucci(1) (2)	57	Director	August 2010

Ingrid Zerbe	59	Corporate Secretary	April 2006

(1)	Audit Committee member
(2)	Compensation Committee member

                     All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Officers are appointed annually by the board of directors and each executive officer serves at the discretion of the board.

Rajiv Khosla, RPh, Ph.D., MBA

                     Dr. Khosla (52) was appointed as our President and Chief Executive Officer on January 1, 2014, and as a director in March, 2014. He was Chief Operating Officer of IntelGenx Corp. from January 2013 to April 2013 under a consulting agreement and from April 2013 until his appointment to President and Chief Executive Officer in January 2014, under an employment contract. Dr. Khosla was a Director of IntelGenx Technologies Corp. from May 2011 to his appointment as COO in April 2013. From May 2011 to May 2012 he was President, Chief Executive Officer and a member of the board of directors of Orasi Medical, a leading provider of clinical neurophysiology biomarkers, which was focused on the industrialization and standardization of magnetoencephalography (MEG) in central nervous system drug and therapeutic device development. In January 2011, Dr. Khosla founded CEUTEC LLC, a private company that offers a full-service of business development activities to Biotech, Specialty Pharma and Venture Capital/Private Equity Firms. From September 2005 to December 2010, Dr. Khosla was Vice President of Business Development at Biovail Corporation, a Canadian pharmaceutical company operating internationally. During his tenure at Biovail, Dr. Khosla led the transaction process for over 75 deal opportunities in a variety of therapeutic areas, including the central nervous system, dermatology, women’s health, cardiovascular and gastrointestinal, drug delivery, orphan drugs, generics and pipeline partnerships. From 2003 to 2005, Dr. Khosla held the position of Vice President and General Manager, Pharmaceutical, of Sensient Technologies. From 1998 to 2003, Dr. Khosla served as Senior Business Director, Healthcare at ICI Group, where he managed a new worldwide healthcare business.

                     Dr. Khosla possesses a Ph.D. in pharmaceutical science, with a thesis on Oral Drug Delivery Technology, which he completed in 1987. Additionally, Dr. Khosla holds an Executive MBA from the Henley Business School in England, a Bachelor of Pharmacy (Honours) from the University of Nottingham, England and is also a registered pharmacist in the UK.

                     In deciding to nominate Dr. Khosla, the Board considered his impressive academic qualifications together with his specialized knowledge of oral drug delivery technology. In addition, the Board believes that Dr. Khosla’s significant experience within the field of Business Development transactions will be a tremendous asset to the Company.

Paul A. Simmons, AFCA

                     Mr. Simmons (52) was appointed as our Chief Financial Officer in September 2008. From 2003-2008, Mr. Simmons was employed by the CLAAS Group, a leading manufacturer of agricultural harvesting machinery. Mr. Simmons was initially based at Group HQ in Germany as Head of Corporate Controlling. In August 2005, he transferred to the Baler Manufacturing subsidiary (Usines CLAAS France) as Director of Finance and Administration, where he was responsible for developing and implementing a business turnaround plan. Following the success of the turnaround, Mr. Simmons was transferred in September 2006 to the French subsidiary Renault Agriculture as Head of Corporate and Industrial Controlling with the mandate to restructure and integrate the newly acquired Tractor Manufacturing Division into the CLAAS Group.

                     Mr. Simmons’ international finance credentials include an Association of Financial Controllers and Administrators (AFCA) certification, and a designation with the Association of Accounting Technicians (AAT). He has expertise in both U.S. Generally Accepted Accounting Principles (GAAP) and International Financial Reporting Standards (IFRS).

Horst G. Zerbe, Ph.D.

                     Dr. Zerbe (67) is the founder of IntelGenx Corp. and has been a director and Chairman of the Board since April 2006. He was the President and Chief Executive Officer of IntelGenx Technologies Corp. from April 2006 to December 2013. In addition, Dr. Zerbe had served as the President and Chief Executive Officer of IntelGenx Corp., our Canadian Subsidiary, since 2005 and continues to serve as a director of the Company.

                     Dr. Zerbe has more than 35 years’ experience in the pharmaceutical industry. From 1998 to 2005, he served as the president of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he was Vice President of R&D at LTS Lohmann Therapy Systems in West Caldwell, NJ. Dr. Zerbe has extensive executive level experience, and has been responsible for many strategic and business initiatives. Dr. Zerbe has been involved in new drug development and the acquisition and disposition of new drug candidates and other technology, licensing and distribution matters that are likely to affect our company’s own business efforts. He has published numerous scientific papers in recognized journals and holds over 30 patents. Dr. Zerbe is married to Ingrid Zerbe, our Corporate Secretary.

                     In nominating Dr. Zerbe to serve as a director, the Board of Directors considered both Dr. Zerbe’s length and breadth of industry-specific technical and business experience, and his role as founder and Chief Executive Officer of our company from inception until December 31, 2013. Dr. Zerbe was responsible for developing the vision for our company and identifying many of our current partner relationships. The Board of Directors continues to believe that his experience is a strong asset as our company encounters challenges similar to those Dr. Zerbe has been involved with at ours and other companies.

J. Bernard Boudreau, QC, PC

                     Mr. Boudreau (69) has been a director of IntelGenx Technologies Corp. since June 2006 and Vice-Chairman of the Board since March 4, 2014. From 2005 to 2008, Mr. Boudreau served as the Vice-President of Pharmeng International Inc., a pharmaceutical manufacturing and consulting company listed on the Toronto Stock Exchange. Since 2001, he has been President and CEO of Radcliffe Consulting and Investment Limited, a private consulting firm located in Halifax, N.S. Mr. Boudreau has also served on the Board of Directors of a number of public and private companies, including Export Development Canada and the Bank of Canada.

                     Mr. Boudreau has a distinguished record as a lawyer, businessman and public figure. His litigation experience includes successful appearances at every level of the judicial system in Nova Scotia. He was appointed as Queen's Counsel in 1985. Mr. Boudreau was first elected to the provincial legislature of Nova Scotia in 1988. He served as Chair of the Public Accounts Committee and opposition critic for Finance and Economic Development. In 1993, he was re-elected as a member of government and held responsibilities as Minister of Finance, Minister of Health, Chair of the Cabinet Priorities and Planning Committee. Mr. Boudreau served as Government Leader in the Senate of Canada and Member of the federal Cabinet between 1999 and 2001.

                     In deciding to nominate Mr. Boudreau, our Board considered his service as a director for a number of public and private companies and his broad experience with governance issues facing public companies. The Board also believes his extensive business and legal experience both inside and outside of our industry help him bring technical and non-technical perspectives when handling matters arising before the Board of Directors.

Ian (John) Troup, B.Sc.

                     Mr. Troup (71) has been a director of IntelGenx Technologies Corp. since May 2008. From April 2008 to February 2010, Mr. Troup was a Director of Vital Medix, an early stage drug development company. In July 2007, he was appointed to the Board of Medisyn Technologies Inc., a privately held "in silica" drug discovery and development company. From September 1995 until his retirement in December 2003, Mr. Troup was President and Chief Operating Officer of Upsher-Smith Laboratories, a privately held pharmaceutical company. Prior to this, he served as President of Schwarz Pharma in the UK for seven years, followed by serving as President of Schwarz Pharma USA in Minnesota for an additional nine years.

                     Born and educated in Scotland, Mr. Troup has worked in the pharmaceutical industry for over 35 years. Originally an industrial chemist, he held executive positions in sales and marketing for several leading companies. His experience includes new product development and launch, M&A and strategic planning.

                     In deciding to nominate Mr. Troup, the Board considered his track record and knowledge of our industry, as demonstrated by his leadership positions in the companies where he was employed, as well as his service as a director on various boards. The Board also believes his experience with new product launch and strategic planning are of particular value to a company in our stage of development.

Bernd J. Melchers, B.A.

                     Mr. Melchers (62) has been a director of IntelGenx Technologies Corp. since April 2009. From January 2001 until his retirement in December 2004, Mr. Melchers was Managing Director of 3M Dyneon Holding GmbH, Germany and Global Chief Financial Officer of the world wide operating 3M Dyneon Group, a subsidiary of 3M Corporation headquartered in Minnesota. Prior to this he served, from July 1995 to December 2000, as the Controller at the European Business Center of 3M Medical Markets Europe in Belgium. Prior to this, he held various senior Financial Manager positions at the Medical-Surgical Division of 3M in St. Paul, Minnesota, at 3M Health Care Products, Germany, and at 3M Pharmaceutical Products, Germany.

                     In deciding to nominate Mr. Melchers, the Board considered his 30-years experience within the pharmaceutical and health care industry, together with his extensive hands-on international experience in corporate financial management. The Board also considered his extensive operational and financial expertise, as well as his track record and achievements as chief financial officer of a pharmaceutical company.

John Marinucci, C.A., C.P.A., ICD.D, HRCCC

                     Mr. Marinucci (57) has been a Director of IntelGenx Technologies Corp. since August 2010. From April 2002 until March 2009, Mr. Marinucci was President and Chief Executive Officer at New Flyer Industries Inc. (NFI), a publicly traded company listed on the Toronto Stock Exchange. NFI is the largest North American manufacturer of heavy-duty transit buses. Mr. Marinucci retired from this position on March 31, 2009 and remains on the board of directors. Prior to this he was, from March 1994 to April 2002, President and Chief Operating Officer at National Steel Car Limited (NSC) and is a former President of the Canadian Association of Railway Suppliers. Mr. Marinucci is the Chairman of the CWB group of Companies and also serves on the Board of Directors of New Flyer, and Seaport Intermodal Inc. He is the past Chair but still a current member of the Board of Governors for Mohawk College. He also currently serves on the board of directors at Pillar5 Pharma, a privately owned Canadian Company, and one of our manufacturing partners. Furthermore, he is the Founder and Chairman of the Marinucci Family Foundation. Mr. Marinucci is a chartered accountant and a member of the Institute of Corporate Directors.

                     In deciding to nominate Mr. Marinucci, the Board considered his extensive Executive Management and Board level experience in other organizations, together with his experience of leading TSX-Listed publicly traded companies. At the same time, the Board acknowledged the strategic business relationship developed between IntelGenx and Pillar5 Pharma, of which Mr. Marinucci is also a member of the Board.

Ingrid Zerbe

                     Mrs. Zerbe is our Corporate Secretary since 2006. Mrs. Zerbe is the founder of IntelGenx Corp., our Canadian Subsidiary. She served as the president of IntelGenx Corp, from its incorporation in June 2003 until December 2005. She has been a Director of the subsidiary since its incorporation in June 2003 and a Director of the parent company from April 2006 until August 2006. Prior to founding IntelGenx, she worked in the travel industry. She holds a bachelor degree in economics from a business school in Bottrop, Germany, and a bachelor degree in social sciences from the University of Dortmund, Germany. Mrs. Zerbe is married to Dr. Horst Zerbe, who is the Chairman of the Board of Directors.

Key Personnel

Nadine Paiement, MSc

                     Ms. Paiement serves as our Director of Research & Development. She joined IntelGenx in 2006. Ms. Paiement holds a M.Sc. degree in Polymer Chemistry from Sherbrooke University, and is co-inventor of IntelGenx's Tri-Layer technology. Prior to joining IntelGenx, she worked for five years as a formulation scientist at Smartrix Technologies, Inc.

CORPORATE GOVERNANCE

Board Leadership Structure

                     The Company’s Board of Directors is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

                     The Board is currently comprised of Horst G. Zerbe, who serves as our Chairman and is our former President and Chief Executive Officer, Rajiv Khosla, our President and Chief Executive Officer and four independent directors. The Company currently has an independent Vice Chairman, Mr. Bernard Boudreau, who serves as the independent lead director. The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time, including whether the Chairman role should be held by an independent director or a senior executive who serves on the Board.

                     However, we believe that the Company in its current stage is best served by having one person serve as the Chief Executive Officer and one person serves as the Chairman of the Board. The Board believes that through this leadership structure, Dr. Khosla can focus on leading the Company’s operations, while the Chairman can lead the Board of Directors by providing guidance and leadership. Given Dr. Zerbe’s long history of leadership within the Company and experience in the industry it is appropriate for Dr. Zerbe to continue as Chairman and to advise on strategic matters to the Company. Although Dr. Zerbe is not an independent Chairman pursuant to the rules of the NASDAQ, by virtue of his employment with the Company, the Board currently believes that having a non-independent chairman is appropriately counter-balanced by the fact that all but one of the remaining directors are independent.

Independence of Members of the Board of Directors

                     The Board of Directors has determined that four of our directors, Bernie Boudreau, Ian Troup, Bernd Melchers and John Marinucci are independent within the meaning of the director independence standards of both The Nasdaq Stock Market, LLC (“NASDAQ) and the Securities and Exchange Commission (“SEC”), including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Meetings of the Board of Directors

                     The Company's Board of Directors held four meetings during our 2013 Fiscal Year. All our directors attended at least 75% of the meetings and of the committee meetings on which they served.

                     The Company encourages the members of the board to attend the Annual General Meeting to be available to answer shareholder’s questions. All of our directors attended the last Annual Meeting in May 2013.

Compensation of the Board of Directors

                     Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors. As described below in "Director Compensation", during our 2013 Fiscal Year, our non-employee directors of the board received an annual stipend of $11,606 (CAD$12,000), paid in quarterly installments. Furthermore, an attendance fee of $967 (CAD$1,000) was paid per board meeting. The chairmen of the board committees received an additional $484(CAD$500) and the members of the committees received an additional $242 (CAD$250) per meeting for attending the committee meetings.

                     Effective April 1, 2014, our directors of the Board (except for the CEO, Dr. Khosla) will receive an annual stipend of CAD$36,000, paid in quarterly installments. Furthermore, the Chairman of the Board will receive an additional stipend of CAD$24,000, the Vice-Chairman of the Board will receive CAD$12,000 and each chairman of a Board committee will receive CAD$5,000.

Committees of the Board of Directors

                     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. There is no Nomination Committee.

                     Audit Committee. The Audit Committee is currently composed of J. Bernard Boudreau, Bernd Melchers and John Marinucci. The Audit Committee held four meetings during our 2013 Fiscal Year.

                     Our Audit Committee assists our board of directors in fulfilling its responsibilities for oversight and supervision of financial and accounting matters. The chairman of the Audit Committee is Mr. Bernd Melchers. Our Audit Committee’s responsibilities include, among others (i) recommending to the board of directors the engagement of the external auditor and the terms of the external auditor’s engagement; (ii) overseeing the work of the external auditor, including dispute resolution between management and the external auditor, if required; (iii) pre-approving all non-audit services to be provided to us by our external auditor; (iv) reviewing our financial statements, management’s discussion and analysis and annual and interim earnings press releases before this information is publicly disclosed; (v) assessing the adequacy of procedures for our public disclosure of financial information; (vi) establishing procedures to deal with complaints received by us relating to our accounting and auditing matters; and (vii) reviewing our hiring policies regarding employees of our external auditor or former auditor. We have adopted, along with our Audit Committee, a written charter of the Audit Committee setting out the mandate and responsibilities of the Audit Committee which provides that the Audit Committee convene no less than four times per year.

                     The Audit Committee Charter is posted on our website at http://www.intelgenx.com.

                     Accordingly, the Audit Committee discusses with Richter LLP, our auditors, our audited financial statements, including, among other things, the quality of our accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by our management in our financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, in addition to the auditor's independence.

                     Audit Committee Financial Expert. Mr. Bernd Melchers and Mr. John Marinucci are audit committee financial experts under the rules of the SEC. Mr. Melchers and Mr. Marinucci are “independent directors” as defined in the Nasdaq Stock Market, Inc. Marketplace Rules and meet the independence and experience requirements of the SEC.

                     Compensation Committee. The Compensation Committee of the Board of Directors currently consists of Ian Troup, J. Bernard Boudreau and the Chairman of the Compensation Committee, John Marinucci. The Compensation Committee held its formal annual meeting on December 5, 2013 for the 2013 fiscal year.

                     Our Compensation Committee reviews and makes recommendations to our board of directors concerning the compensation of our executive officers and key employees which include the review of our executive compensation and other human resource policies, the review and administration of any bonuses and stock options and major changes to our benefit plans and the review of and recommendations regarding the performance of the Chief Executive Officer and the Chief Financial Officer of the Company. Our Compensation Committee is comprised of non-management members of our board of directors and is required to convene at least annually. Mr. John Marinucci is the chairman of the committee. The Compensation Committee does not have a charter.

                     Compensation Committee Interlocks and Insider Participation. As stated above, the Compensation Committee consists of J. Bernard Boudreau, Ian Troup and John Marinucci. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Board’s Role in Risk Oversight

                     Our management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. The Board takes an active role in risk oversight related to the Company both as a full Board and through its committees. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. This information is communicated to the Board and its committees at regular and special meetings, through reports, presentations and discussions with key management personnel and representatives of outside advisors, such as our independent auditors, as appropriate During regular Audit Committee meetings, committee members discuss the financial results for the most recent fiscal quarter with the independent auditors, Chief Financial Officer and Chief Executive Officer. The Audit Committee also meets with and provides instruction to the independent auditors outside the presence of management. These discussions allow the members of the Audit Committee to analyze any significant risks that could materially impact the financial health of our business.

                     The Compensation Committee oversees the company’s executive compensation arrangements, including the identification and management of risks that may arise from the Company’s compensation policies and practices.

Executive Compensation

                     The key objectives of the Company's executive compensation policies are to attract and retain key executives who are important to the long-term success of the Company and to provide incentives for these executives to achieve high levels of job performance and enhancement of shareholder value. The Company seeks to achieve these objectives by paying its executives a competitive level of base compensation for companies of similar size and industry and by providing its executives an opportunity for further reward for outstanding performance in both the short term and the long term.

                     Executive Officer Compensation. The Company's executive officer compensation program is comprised of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock option grants.

                     Salary. The Compensation Committee and the Board of Directors will review base salaries for the Company's executive officers, taking into account individual experience, job responsibility and individual performance during the prior year. These factors are not assigned a specific weight in establishing individual base salaries. The Compensation Committee will also consider the Company's executive officers' salaries relative to salary information for executives in similar industries and similarly sized companies.

                     Cash Bonuses. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive in the form of cash bonuses to executives. The cash bonus is paid on the base of individual and corporate performance.

                     Stock Options. Stock options are the primary vehicle for rewarding long-term achievement of Company goals. The objectives of the program are to align employee and shareholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under the Company's Stock Option Plan, the Board of Directors or the Compensation Committee may authorize the grant of options to purchase common stock of the Company to key employees of the Company. The options generally vest in increments over a period of two years established at the time of grant.

Nomination of Directors

                     We do not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made annually by our Board of Directors. Our Board of Directors believes it is appropriate for the full Board of Directors to serve this function.

                     The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company, holding meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews with candidates. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election.

                     In considering whether to nominate any particular candidate, our Board of Directors applies various criteria, including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, the ability to act in the interests of all stockholders and any potential conflicts of interest. In addition to the foregoing criteria, our Board of Directors also considers diversity in its evaluation of candidates for board membership. Our Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. Our Board of Directors does not assign specific weight to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

                     Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 6425 Abrams, Ville St.-Laurent, Quebec H4S 1X9, Attn: Corporate Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Involvement in Certain Legal Proceedings

                     None of our officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto, other than Mr. Boudreau who was formerly the Vice President of Pharmeng International Inc. from 2005 to 2008, which since filed for bankruptcy on April 14, 2009. He was also a Director of Pharmeng until April 13, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

                     Section 16(a) of the Exchange Act requires directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and change in ownership with the SEC. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

                     Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2013, we believe that each person who at any time during the fiscal year was a director, officer, or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

Communications with the Board

                     Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors should contact the Chairman of the Board or the Chairman of the Audit Committee. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Chairman of the Board or the Chairman of the Audit Committee, as applicable, will route these communications to appropriate committees or directors if the intended recipients are clearly indicated.

                     Any record or beneficial owner of the Company's common stock who has concerns about the Company's accounting, internal accounting controls, or auditing matters relating to the Company should also contact the Audit Committee.

                     Written communications should be addressed to IntelGenx Technologies Corp., 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9, Canada, Attention: Chairman of the Board/Chairman of the Audit Committee. Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

Code of Ethics

                     We have adopted a Code of Business Conduct and Ethics that applies to our directors and officers, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at http://www.intelgenx.com.

EXECUTIVE COMPENSATION

                     The following table sets forth all compensation awarded to, or earned by, our Principal Executive Officer, and our two other most highly compensated executive officers for the years indicated.

Name and				Option	All Other
principal				Awards(3)	Compensation
position	Year	Salary ($)	Bonus($)	($)	($)	Total ($)
(a)	(b)	(c)		(f)	(i)	(j)
Horst Zerbe,	2013	227,292	34,094(5)	Nil	Nil	261,386
President and CEO	2012	220,132	30,018	8,300	Nil	258,450
Paul A. Simmons(1)	2013	178,932	51,552(5)	80,433 (3)	Nil	310,917
CFO	2012	175,005	25,015	6,917	Nil	206,937
Rajiv Khosla	2013	144,707	63,250(5)	156,557(4)	92,758	457,272
COO(2)	2012	N/A	N/A	N/A	N/A	N/A

Footnotes:

(1)	Mr. Simmons received options to purchase a total of 300,000 shares of common stock; 200,000 in April and 100,000 in December 2013.
(2)

Mr. Khosla received options to purchase 480,000 shares of common stock. Prior to receiving a salary as COO of IntelGenx Corp., Mr. Khosla received $65,373 consulting fees for the months January to April 2013 which are included unter Other Compensation.

(3)

The amounts in this column represent the grant date fair value of stock option grants in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The value of 200,00 option grants has been determined using the Black-Scholes method and is based on the following assumptions: risk-free rate of return of 0.34%, dividend rate of 0%, volatility rate of 77% and an average term of 3.13 years. The value of the 100,00 option grants has been determined using the Black-Scholes method and is based on the following assumptions: risk-free rate of return of 0.58%, dividend rate of 0%, volatility rate of 67% and an average term of 3.13 years An Adjustment of 5% has been determined for the risk of forfeiture. No adjustment has been made for non-transferability.

(4)

The amounts in this column represent the grant date fair value of stock option grants in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The value of the grants has been determined using the Black-Scholes method and is based on the following assumptions: risk-free rate of return of 0.34%, dividend rate of 0%, volatility rate of 78% and an average term of 3.83 years. An Adjustment of 5% has been determined for the risk of forfeiture. No adjustment has been made for non-transferability.

(5)	Bonuses paid out in the first quarter of 2014.

Compensation Discussion and Analysis

Employment Agreements

                     Horst Zerbe. Effective December 1, 2005, we entered into an employment agreement with Dr. Horst Zerbe, our (former) President and Chief Executive Officer. The agreement is for an indefinite period of time. Under the agreement, Dr. Zerbe is entitled to receive: (1) a minimum base salary of CAD$175,000 per year; and (2) an annual bonus equal to 50% of base salary upon the performance of certain milestones set out by the board of directors.

                    As per recommendation of the Compensation Committee the Board of Directors approved the increase of Dr. Zerbe’s minimum base salary by 5% to CAD$ 183,750 effective as of September 2008 (US$171,364 at year-end 2008). Effective November 15, 2009 the Board of Directors approved the increase of Dr. Zerbe’s minimum base salary to CAD$200,000 (US$ 190,300 at year-end 2009). The base salary was not increased from 2010 and remained at CAD$200,000 (US$202,860) throughout 2011. In November 2011, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$40,000 and the grant of options to purchase 40,000 shares of common stock under the company’s 2006 Stock Options Plan. Furthermore Dr. Zerbe’s base salary increased to CAD$220,000 for the year 2012.

                     In November 2012, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$30,000 and the grant of 30,000 shares of common stock under the company’s 2006 Stock Option Plan. Furthermore Dr. Zerbe’s salary increased to CAD$235,000 (US$227,292) for the year 2013.

                     In December 2013, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$35,250 (US$34,094) to be paid out in Q1 2014.

                     Effective January 1, 2014, Dr. Horst Zerbe was appointed to serve in an ad-hoc capacity as an advisor to the Board and IntelGenx management in order to transition the responsibilities of President and CEO to Dr. Khosla and maintain continuity of management for a period of six months. Dr. Zerbe will receive compensation of CAD$58,750, which will be paid in equal installments, less deductions and withholdings required by law, before June 30, 2014, and will continue to receive all employment benefits for which Dr. Zerbe was eligible as President & CEO for the duration of this appointment.

                     Paul A. Simmons. Effective September 1, 2008, we entered into an employment agreement with Mr. Paul A. Simmons, to serve as our Chief Financial Officer (the “Simmons Agreement”). Under the agreement, Mr. Simmons is entitled to receive: (1) a minimum base salary of CAD$150,000 (US$110,965 at year-end 2008) per year, and (2) option grants under the 2006 Stock Option Plan, and (3) an annual bonus up to 30% of his base salary upon the archievement of specific performance targets established by the Board of Directors.

                     As per recommendation of the Compensation Committee the Board of Directors approved the increase of Mr. Simmons’ minimum base salary by 6% to CAD$ 159,000 (US$ 151,290 at year-end 2009) effective as of August 2009.

                     The base salary was not increased from 2010 but remained at CAD$159,000 (US$161,274) throughout 2011). In November 2011, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$35,000 and the grant of options to purchase 35,000 shares of common stock under the company’s 2006 Stock Options Plan. Furthermore Mr. Simmons’ base salary increased to CAD$174,900 for the year 2012.

                     In November 2012, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$25,000 and the grant of 25,000 shares of common stock under the company’s 2006 Stock Option Plan. Furthermore Mr. Simmons’ salary increased to CAD$185,000 (US$178,932) for the year 2013and his annual bonus increased to up to 40% of his base salary.

                     In December 2013, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of CAD$33,300 (US$32,208) to be paid out in Q1, 2014 and on March 4, 2014 approved an additional bonus amount of CAD$20,000 (US$19,344).

                     Pursuant to the Simmons Agreement, if Mr. Simmons is terminated by the Company for Cause (as defined in the Simmons Agreement), Mr. Simmons is not entitled to any notice, compensation or expenses except for accrued salary, bonus or expenses. If the Company terminates Mr. Simmons without Cause, Mr. Simmons is entitled to all accrued payments, and Termination Benefits (as defined in the Simmons Agreement) for an 18 month period (the “Simmons Severance Period”), which shall include, (i) a lump sum payment of base salary for the Simmons Severance Period, (ii) continued participation in employee benefits plans up to the earlier of the end of the Simmons Severance Period or the start of subsequent employment with similar benefits, (iii) payment of a monthly automobile allowance up to the earlier of the end of the Simmons Severance Period or the start of subsequent employment with similar benefits (iii) payment of a bonus up to the date of termination of employment, and (iv) any stock options that are unvested shall immediately vest. All such payment must be made by the Company within ten days of the date of termination by the Company.

                     If the employment is terminated by Mr. Simmons within 12 months following a Change In Control (as defined in the Simmons Agreement), then Mr. Simmons shall receive similar benefits as if he had been terminated without Cause. If Mr. Simmons voluntarily terminates the Simmons Agreement for any other reason or due to death or disability, the Company shall have no further obligations under the Simmons Agreement expect for the payment of accrued salary, expenses and benefits.

Rajiv Khosla

                     On April 23, 2013, IntelGenx Corp. entered into an employment agreement with Dr. Rajiv Khosla to serve as Chief Operating Officer and Chief Scientific Officer, and subsequently as our President and Chief Executive Officer with effect from January 1, 2014 (the “Khosla Agreement”). Under the agreement, Dr. Khosla is entitled to receive: (1) an annual salary of $215,000 (which shall increase to $228,000 on January 1, 2014), (2) 600,000 stock option grants under the 2006 Stock Option Plan (480,000 stock options on the commencement date of his employment and 120,000 stock options on January 1, 2014), and (3) an annual bonus of up to 50% of his base salary upon the achievement of specific performance targets established by the Board of Directors.

                     In December 2013, following the recommendation of the Compensation Committee, the Board of Directors approved a one-time cash bonus of US$32,250 to be paid out in Q1, 2014 and on March 4, 2014 approved an additional bonus amount of US$31,000.

                     Pursuant to the Khosla Agreement, if Dr. Khosla is terminated by the Company for Cause (as defined in the Khosla Agreement), Dr. Khosla is not entitled to (i) any notice, (ii) any compensation whatsoever, including base salary, bonus or any insurance benefits, or (iii) any damages or payments of any kind except for accrued salary, bonus or expenses. If the Company terminates Dr. Khosla without Cause, Mr. Khosla must be provided with 15 day written notice and is entitled to all accrued payments, and Termination Benefits (as defined in the Khosla Agreement) for up to 18 months (the “Khosla Severance Period”), which shall include, (i) a lump sum payment of base salary for the Khosla Severance Period, (ii) continued participation in employee benefits plans up to the earlier of the end of the Khosla Severance Period or the start of subsequent employment, (iii) payment of short term incentive plan bonus up to the date of termination of employment, and (iv) any stock options that are unvested shall immediately vest.

                     If the employment is terminated by Dr. Khosla for Good Reason (as defined in the Khosla Agreement) or within 6 months following a Change In Control (as defined in the Khosla Agreement), then Dr. Khosla shall receive similar benefits as if he had been terminated without Cause. If Dr. Khosla voluntarily terminates the Khosla Agreement for any other reason or due to death or disability, the Company shall have no further obligations under the Khosla Agreement expect for the payment of accrued salary, expenses and benefits.

Incentive Plan Awards

                     The following table presents information regarding the outstanding equity awards held by each of the named officers as of December 31, 2013, including the vesting dates for the portions of these awards that had not vested as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of	Number of	Equity Incentive
	Securities	Securities	Plan
	Underlying	Underlying	Awards: Number of
	Unexercised	Unexercised	Securities Underlying	Option
	Options	Options	Unexercised	Exercise	Option
	(#)	(#)	Unearned Options	Price	Expiration
Name	Exercisable	Unexercisable	(#)	($)	Date
(a)	(b)	(c)	(d)	(e)	(f)
Horst G. Zerbe	15,000[3]	15,000[3]	Nil	0.60	Dec. 4, 2017
	40,000[2]	Nil	Nil	0.54	Nov. 29, 2016
	25,000 [1]	Nil	Nil	0.61	Nov. 24, 2014
Paul A. Simmons	Nil	100,000[4]	Nil	0.52	Dec. 3, 2018
	50,000[4]	150,000[4]	Nil	0.65	April 24, 2018
	12,500[3]	12,500[3]	Nil	0.60	Dec. 4, 2017
	35,000[2]	Nil	Nil	0.54	Nov. 29, 2016
	25,000[1]	Nil	Nil	0.61	Nov. 24, 2014
Rajiv Khosla	Nil	480,000[4]	Nil	0.65	April 24, 2018

Footnotes:

(1) On November 24, 2009, the Board of Directors approved the grant of 25,000 options to purchase common stock to each of Dr. Horst Zerbe and Mr. Paul Simmons. The options vest over two years, all of which were exercisable as of year-end 2011.

(2) On November 29, 2011, the Board of Directors approved the grant of 40,000 options to purchase common stock to Dr. Horst Zerbe and 35,000 options to purchase common stock to Mr. Paul Simmons. The options vest over two years, all of which are exercisable as of year-end 2013.

(3) On December 4, 2012, the Board of Directors approved the grant of 30,000 options to purchase common stock to Dr. Horst Zerbe and 25,000 options to purchase common stock to Mr. Paul Simmons. The options vest over two years, of which 15,000 and 12,500 respectively are exercisable as of year-end 2013.

(4) On April 24, 2013, the Board of Directors approved the grant of 200,000 options to purchase common stock to Mr. Paul A. Simmons and 480,000 options to purchase common stock to Dr. Rajiv Khosla. The options to Mr. Simmons vest over two years, 50,000 of which are exercisable as of year-end 2013. The options to Dr. Khosla vest December 31, 2015.

(5) On December 3, 2013, the Board of Directors approved the grant of 100,000 options to purchase common stock to Mr. Paul Simmons. The options vest over two years, none of which are exercisable as of year-end 2013.

Director Compensation

                     The following table sets forth compensation paid to each named director during the year end December 31, 2013.

                     In addition, directors are reimbursed for reasonable expenses incurred in their capacity as directors, including travel and other out-of-pocket expenses incurred in connection with meetings of the Board of Directors or any committee of the Board of Directors.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
J. Bernard Boudreau2(4)	17,893[1]	Nil	9,091	Nil	Nil	Nil	26,984
John (Ian) Troup2(4)	16,684[1]	Nil	15,842	Nil	Nil	Nil	32,526
Bernd J. Melchers2 (4)	16,442[1]	Nil	Nil	Nil	Nil	Nil	16,442
John Marinucci(24)	16,201[1]	Nil	Nil	Nil	Nil	Nil	16,201

Footnotes:

(1)

During fiscal 2009, the Board of Directors resolved that the non-employee directors of the Board are to receive an annual stipend of CAD$12,000, paid in quarterly installments. Furthermore, an attendance fee of CAD$1,000 is to be paid per Board meeting. The chairmen of the Board committees are entitled to receive an additional CAD$500 and the members of the committees to receive an additional CAD$250 for attending the committee meetings. Since November 2008, non-employee directors were entitled to a cash compensation fee of CAD$500 per board meeting attendance and CAD$100 per board meeting attendance by conference call. The cash amounts represent the equivalent U.S. Dollar value measured at the appropriate year end exchange rate used in the financial statements or the actual U.S. Dollar amounts paid at the time of payment.

(2)	At December 31, 2013 Mr. Boudreau, Mr. Troup, Mr. Melchers, and Mr. Marinucci held 73,750, 25,000, 100,000, and 75,000 vested options to purchase common stock respectively.

Effective April 1, 2014, our directors of the Board (except for the CEO, Dr. Khosla) will receive an annual stipend of CAD$36,000, paid in quarterly installments. Furthermore, the Chairman of the Board will receive an additional stipend of CAD$24,000, the Vice-Chairman of the Board will receive CAD$12,000 and each chairman of a Board committee will receive CAD$5,000.

Directors’ and Officers’ Liability Insurance

                     During 2013, we carried directors’ and officers’ liability insurance at an approximate annual cost of $37,610 for an insured amount of $2 Million. Effective December 2013 the insured amount was increased to 5 Million for a total annual premium of approximately $ 48,234.

Compensation Committee Report

                     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis appearing in this document with management and based upon this review and discussion recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on form 10-K for the year ended December 31, 2013.

Respectively submitted,

John Marinucci (Chairman)
Ian Troup
J. Bernard Boudreau

Members of the Compensation Committee

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

                     Although IntelGenx has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors. The term “related party transaction” refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

                     Effective January 1, 2014, Dr. Horst Zerbe was appointed to serve in an ad-hoc capacity as an advisor to the Board and IntelGenx management in order to transition the responsibilities of President and CEO to Dr. Khosla and maintain continuity of management for a period of six months. Dr. Zerbe will receive compensation of CAD$58,750.00, which will be paid in equal installments, less deductions and withholdings required by law, before June 30, 2014, and will continue to receive all employment benefits for which Dr. Zerbe was eligible as President & CEO for the duration of this appointment.

Family Relationships

                     Horst G. Zerbe and Ingrid Zerbe are husband and wife.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                     The following table sets forth certain information concerning the beneficial ownership of our shares of common stock by our directors and executive officers, and by each beneficial owner of five percent (5%) or more of our outstanding common stock. Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this proxy statement are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. Applicable percentage ownership is based upon 62,600,656 shares of common stock outstanding as of March 8, 2014. Unless otherwise indicated, the address of each of the named persons is care of IntelGenx Technologies Corp., 6425 Abrams, Ville St-Laurent, Quebec, H4S 1X9.

Name and Address	Amount and		Percent of
Of Owner	Nature of		Class
	Beneficial
	Ownership
Horst G. Zerbe(1)	4,764,643.5	(1)	7.61%
Ingrid Zerbe(2)	5,721,356.5	(2)	9.14%
Bernard J. Boudreau (3)	108,750	(3)	*
Ian Troup(4)	25,000	(4)	*
Paul A. Simmons(5)	172,500	(5)	*
Bernd J. Melchers(6)	145,000	(6)	*
John Marinucci(7)	75,000	(7)	*
Rajiv Khosla(8)	0	(8)	*
All directors and officers as a group (8 persons)	11,012,250		17.60%
Roadmap Capital Corporation(9)	6,242,645	(9)	9.98%
Alpha Capital Anstalt (10)	5,657,388	(10)	9.04%

* Less than 1%.

(1) In connection with the acquisition of IntelGenx in 2006, Horst Zerbe became our President, Chief Executive Officer and Director and acquired 4,709,643.5 exchangeable shares of our Canadian holding corporation 6544631Canada Inc., a Canadian special purpose corporation which wholly owns IntelGenx Corp. (the “Exchangeable Shares”). The 4,709,643.5 Exchangeable Shares are exchangeable, on a one for one basis, into shares of common stock of IntelGenx Technologies Corp. at Horst Zerbe's discretion. On July 28, 2011 Horst Zerbe exchanged 470,964 of the exchangeable shares into common shares of IntelGenx Technologies Corp. In January of 2013, Horst Zerbe sold 250,000 of those common shares on the open market. Prior to exchanging the Exchangeable Shares for shares of common stock, Horst Zerbe has the right to vote the remaining 4,238,679.5 shares of common stock which are currently held in trust on behalf of Horst Zerbe. All of the 4,459,643.5 shares of common stock have not been registered for resale at this time. In addition to the Exchangeable Shares, Horst Zerbe's beneficial ownership includes 225,000 shares of common stock resulting from the exercise of 225,000 options to purchase common stock on November 9, 2011. He also received 25,000 options to purchase common stock at an exercise price of $0.61, granted November 24, 2009. The options vested over two years, all of which are exercisable within 60 days of this filing. He also received 40,000 options to purchase common stock at an exercise price of $0.54, granted November 29, 2011. The options vest over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On December 4, 2012 Horst Zerbe received 30,000 options to purchase common stock at an exercise price of $0.60, The options vest over two years, 25% every six months, 15,000 of which are exercisable within 60 days of this filing.
Horst Zerbe and Ingrid Zerbe are husband and wife.

(2) In connection with the acquisition of IntelGenx in 2006, Ingrid Zerbe became our Corporate Secretary and our Director of Finance and Administration and acquired 4,709,643.5 Exchangeable Shares. In June of 2009 Ingrid Zerbe acquired 1,021,713 Exchangeable Shares from Joel Cohen in a private transaction. The 5,731,356.5 Exchangeable Shares are exchangeable, on a one for one basis, into shares of common stock of IntelGenx Technologies Corp. at Ingrid Zerbe’s discretion. On July 28, 2011 Ingrid Zerbe exchanged 573,135 of the exchangeable shares into common shares of IntelGenx Technologies Corp. In January of 2013 Ingrid Zerbe sold 250,000 of those common shares on the open market. Prior to exchanging the Exchangeable Shares, Ingrid Zerbe has the right to vote the remaining 5,158,221.5 shares of common stock which are currently held in trust on behalf of Ingrid Zerbe. All of the 5,481,356.5 shares of common stock have not been registered for resale at this time. In addition to the Exchangeable Shares, Ingrid Zerbe's beneficial ownership includes 225,000 shares of common stock resulting from the exercise of 225,000 options to purchase common stock on November 9, 2011. She also received 15,000 options to purchase common stock at an exercise price of $0.54, granted November 29, 2011. The options vest over two years, 25% every six months, all of which are exercisable within 60 days of this filing.
Horst Zerbe and Ingrid Zerbe are husband and wife.

(3) Mr. Boudreau's beneficial ownership consists of 35,000 common shares resulting from the exercise of stock options at $0.70 on August 19, 2008. On November 24, 2009, 25,000 exercisable options to purchase common shares at an exercise price of $0.61 were granted to Mr. Boudreau. He also received 40,000 options to purchase common stock at an exercise price of $0.54, granted November 29, 2011. The options vest over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On August 6, 2013, 35,000 options to purchase common shares at an exercise price of $0.58 were granted to Mr. Boudreau. The options vest over two years, 25% every six months, 8,750 of which are exercisable at the time of this filing.

(4) Mr. Troup’s beneficial ownership consists of 25,000 exercisable options to purchase common shares at an exercise price of $0.61 which were granted on November 24, 2009. On December 3, 2013, 75,000 options to purchase common stock at an exercise price of $0.52 were granted to Mr. Troup. The options vest over two years, 25% every six months, none of which are exercisable at the time of this filing.

(5) Mr. Simmons’ beneficial ownership consists of 25,000 options to purchase common stock at an exercise price of $0.61, granted November 24, 2009. The options vested over two years, all of which are exercisable at the time of this filing. He also received 35,000 options to purchase common stock at an exercise price of $0.54, granted November 29, 2011. The options vest over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On December 4, 2012 Paul Simmons received 25,000 options to purchase common stock at an exercise price of $0.60. The options vest over two years, 25% every six months, 12,500 of which are exercisable within 60 days of this filing. On April 24, 2013 Mr. Simmons received 200,000 options to purchase common stock at an exercise price of $0.65. The option vest over two years, 25% every six months, 100,000 of which are exercisable within 60 days of this filing. On December 3, 2013, 100,000 options to purchase common stock at an exercise price of $0.52 were granted to Mr. Simmons. The options vest over two years, 25% every six months, none of which are exercisable at the time of this filing.

(6) Mr. Melcher's beneficial ownership consists of 25,000 exercisable options to purchase common stock at an exercise price of $0.61, granted in November of 2009 and 75,000 options to purchase common stock at an exercise price of $0.45 granted in May of 2010. On April14, 2011 and July 27, 2011 Mr. Melchers purchased 25,000 and 20,000 shares of common stock on the open market respectively.

(7) Mr. Marinucci’s beneficial ownership consists of 75,000 exercisable options to purchase common stock at an exercise price of $0.37, granted in August of 2010. The options vest over two years, 25% every six months, all of which are exercisable within 60 days of this filing.

(8) Dr. Khosla’s beneficial ownership consists of 480,000 options to purchase common stock at an exercise price of $0.65, granted on April 24, 2013. The options vest on December 31, 2015, none of which are exercisable within 60 days of this filing. On January 1, 2014, 120,000 options to purchase common stock at an exercise price of $0.56 were granted to Dr. Khosla. The options vest on December 31, 2016, none of which are exercisable within 60 days of this filing,

(9) Information regarding Roadmap Capital Inc. is based solely upon a Schedule 13G filed by Roadmap Capital with the Securities and Exchange Commission on September 5, 2013. Schedule 13G provides that Roadmap Capital has sole voting and dispositive power with respect to 6,212,645 shares of the Company’s common stock. Furthermore, 30,000 share purchase warrants to acquire 30,000 common shares at an exercise price of $0.74 per share are owned/controlled by Blumont Capital Corporation, as to which Roadmap acts as an investment adviser. Hugh Cleland, chief executive officer and chief financial officer, has voting and dispositive power over the shares beneficially owned by Roadmap Capital, including the Inc.. The address for Roadmap Capital Inc. is 114 Chumberland Street, Suite 302, Toronto, ON M5R 1A6, Canada.

(10) Information regarding Alpha Capital Anstalt is based solely upon a Schedule 13G filed by Alpha Capital Anstalt with the Securities and Exchange Commission on December 16, 2013. Schedule 13G provides that Alpha Capital Anstalt has sole voting and dispositive power with respect to 5,657,388 shares of the Company’s common stock. According to the filing, this number does not include the exercise of Warrants held by Alpha Capital Anstalt which contain a contractually stipulated 4.99% ownership restriction. The full exercise of Alpha’s securities would exceed this restriction. Konrad Ackermann, director, has voting and dispositive power over the shares beneficially owned by Alpha Capital Anstalt. The address for Alpha Capital Anstalt is Pradafant 7, Fuerstentums 9490, Vaduz, Liechtenstein.

Equity Compensation Plan Information

	Number of Securities		Weighted-	Number of securities
	to be issued upon		Average	remaining available
	exercise of		Exercise Price of	for future issuance
	outstanding options,		outstanding	under equity
	warrants and rights		options,	compensation plans
			warrants and rights	(excluding securities
reflected in the first
column)
Equity Compensation Plans Approved by Security Holders	1,697,500	(1)	$0.58	2,210,221
Equity Compensation Plans Not Approved by Security Holders	None		None	None
Total	1,697,500		$0.58	2,210,221

(1)	Includes shares of our common stock issuable pursuant to options granted under the 2006 Stock Option Plan.

(2)	Represents the maximum number of shares of our common stock available for grants under the 2006 Stock Option Plan as of December 31, 2013.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                     The Audit Committee reviewed and discussed the information contained in the 2013 first, second, third and fourth quarter earnings announcements with management of the Company and independent registered public accounting firm prior to public release. They also reviewed and discussed the information contained in the 2013 first, second and third quarters’ Forms 10-Q and full year Form 10-K with management of the Company and independent registered public accounting firm prior to filing with the SEC and Exchange Commission. In addition, the Audit Committee met regularly with management, and independent registered public accounting firm on various financial and operational matters, including to review plans and scope of audits and audit reports and to discuss necessary action.

                     In connection with the Company’s fiscal 2013 consolidated financial statements, the Audit Committee has:

•	reviewed and discussed with management the Company’s audited consolidated financial statements as of and for fiscal year 2013;

•

discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, and SEC rule 2-07; and

•

received and reviewed the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant its independence.

                     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for fiscal year 2013 filed with the SEC.

Respectfully submitted,

Bernd J. Melchers (Chair)
J. Bernard Boudreau
John Marinucci

Members of the Audit Committee

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

                     The Audit Committee of the Board of Directors has engaged Richter, LLP to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014. Richter, LLP was engaged as the Company's independent auditors on June 15, 2006, following the acquisition of our IntelGenx Corp. subsidiary. Richter, LLP audited the Company’s financial statements for the fiscal years ending December 31, 2006 to December 31, 2013.

Audit Fees

                     The following table sets forth, for each of the years indicated, the fees billed by our independent public accountants, Richter, LLP, for the fiscal years ended December 31, 2012 and 2013, and includes fees billed to our Canadian subsidiary, as well as fees for all necessary financial reviews in connection with our regulatory filings and the IntelGenx acquisition.

Audit and Non-Audit Fees

		2013	2012

Audit Fees (1)		$76,820	$80,899
Audit-Related Fees (2)		484
Tax Fees (3)		$9,537	$29,107
All Other Fees	$		-
Total		$86,841	$110,006

(1) Audit fees are fees for services provided in connection with the audits of the Company's annual financial statements and quarterly reviews of interim quarterly financial statements, as well as audit provided in connection with other statutory and regulatory filings.

(2) Audit-related fees are aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not otherwise reported as Audit fees.

(3) Tax fees are aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

                     Historically, stockholders have rarely attended our annual meeting. As a result, we have not incurred the cost of having our auditors present at the annual meeting. However, our auditors will be available telephonically at the time of the annual meeting to respond to appropriate questions. If our auditors indicated a desire to make a statement at our annual meeting, they would be permitted to do so.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF RICHTER LLP.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

Section 14A of the United States Securities Exchange Act of 1934, as amended, requires that the Company include in this Proxy Statement for the Meeting a non-binding, advisory stockholder vote to approve the compensation of the Company’s executive officer’s as described in the above under “Directors and Executive Officer’s” and “Executive Compensation” set forth in the Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. The next advisory vote shall occur next year.

Accordingly, the following resolution is submitted for stockholder vote at the Meeting:

RESOLVED, that the stockholders of IntelGenx Technologies Corp. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Annual Meeting held May 7, 2014, pursuant to Item 402 of Regulation S-K for smaller reporting companies is hereby approved.

As an advisory vote, this proposal is not binding on the Board of Directors. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL #3.

GENERAL AND OTHER MATTERS

                     Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

SOLICITATION OF PROXIES

                     The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

SHAREHOLDER PROPOSALS

                     Any shareholder proposals to be considered for inclusion in our proxy materials for the 2015 annual meeting of shareholders must be received at our principle executive office at 6425 Abrams, Ville Saint Laurent, Quebec H4S 1X9, Canada no later than November 5, 2014. In connection with any matter to be proposed by a shareholder at the 2014 annual meeting, but not proposed for inclusion in our proxy materials, the proxy holders designated by us for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by us at our principal executive office by February 1, 2015.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE VOTE BY INTERNET OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/Horst G. Zerbe
Horst G. Zerbe, Chairman

INTELGENX TECHNOLOGIES CORP.
Annual Meeting of Shareholders
May  7, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Dr. Horst G. Zerbe as proxy, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of INTELGENX TECHNOLOGIES CORP. that the shareholder is entitled to vote at the Annual Meeting of shareholders to be held at 10:00 AM, EDT on 5/07/2014, at the NOVOTEL Montreal Airport, and any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

1. To elect directors to serve until the next Annual Meeting of Shareholders or, in case until their successors have been duly  elected and qualified.

01. Horst G. Zerbe, Ph.D.	02. J. Bernard Boudreau	03. John (Ian) Troup
04. Bernd J. Melchers	05. John Marinucci	06 Rajiv Khosla, Ph.D.

[ ] FOR	[ ] WITHHOLD	[ ] FOR ALL EXCEPT as noted below

 Instruction: To withhold authority to vote for any individual nominee(s), write the nominee name(s) on the line provided below.

2. To ratify the selection of Richter LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3. Advisory vote on exective compensation.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature  (Co-owner) __________________________________

Dated: ____________________, 2014

[ ]	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meetng. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

[  ] Via Internet:

[  ] Login to www.pstvote.com/intelgenx2014

[  ] Enter your control number (12 digit number located below)

[  ] Via Mail:

Philadelphia Stock Transfer, Inc.
2320 Haverford Rd., Suite 230
Ardmore, PA 19003

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week.  Internet voting is available through 11:59 p.m., prevailing time, on  May 6, 2014.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.